                                                               EXHIBIT (a)(1)(C)

                             LETTER OF TRANSMITTAL
                           OFFER TO PURCHASE FOR CASH
[SPARK LOGO]         ALL OUTSTANDING SHARES OF COMMON STOCK
                            AND CLASS A COMMON STOCK
                                       OF

                         GLOBALNET FINANCIAL.COM, INC.
                                       AT
                   $0.36 AND $0.036 PER SHARE, RESPECTIVELY,
                                       BY
                          GLOBALNET ACQUISITIONS INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                               NEWMEDIA SPARK PLC

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

     NEW YORK CITY TIME, ON AUGUST 22, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK
WITHIN THE U.S.

 By Registered or Certified Mail       By Facsimile Transmission         By Hand or Overnight Courier
   Tender & Exchange Department     (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station         For Confirmation Only Telephone:      Receive and Deliver Window
  New York, New York 10286-1248              (212) 815-6156                New York, New York 10286

OUTSIDE THE U.S.

          By Registered or Certified Mail                      By Hand or Overnight Courier
                 30 Cannon Street                                    30 Cannon Street
                  London EC4M 6XH                                     London EC4M 6XH
                  United Kingdom                                      United Kingdom
               Attn: Julie McCarthy                                Attn: Julie McCarthy

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                        DESCRIPTION OF SHARES PURCHASED
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                                                                                      SHARES TENDERED
                                                                           (ATTACH ADDITIONAL LIST IF NECESSARY)
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                                                                                               TOTAL NUMBER OF
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       COMMON STOCK OR                    SHARES REPRESENTED
          PLEASE FILL IN, IF BLANK, EXACTLY AS                CLASS A      SHARE CERTIFICATE      BY SHARE       NUMBER OF SHARES
       NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S)           COMMON STOCK       NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
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                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------
                                                           TOTAL SHARES
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  * Need not be completed if transfer is made by book-entry transfer (for Common Stock only).
 ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

   IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST
   OR DESTROYED, SEE INSTRUCTION 11.
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     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) may be able to tender their Shares in accordance with the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     Account Number_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     Transaction Code Number _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s)_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     Date of Execution of Notice of Guaranteed Delivery_ _ _ _ _ _ _ _ _ _ _ _ _

     Name of Institution that Guaranteed Delivery_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     If delivered by book-entry transfer check box:  [ ] _ _ _ _ _ _ _ _ _ _ _ _

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to GlobalNet Acquisitions Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of NewMedia SPARK plc, a company organized under the laws of England and Wales ("Parent"), the above-described shares of common stock and class A common stock, both at par value $.001 per share, together with the rights to purchase the Series A Junior Participating Preferred Stock and the Series B Junior Participating Preferred Stock pursuant to the Rights Agreement, dated July 19, 2001, between the Company (as defined below) and the Bank of New York, as Rights Agent (the "Shares"), of GlobalNet Financial.com, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated July 25, 2001 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of June 15, 2001, as amended as of July 17, 2001, by and among Parent, the Purchaser and the Company.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after June 15, 2001) and irrevocably constitutes and appoints The Bank of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and
(c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 15, 2001), that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, changes, security interests, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, trustees in bankrupcy, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Joel Plasco and Charles Berry, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his sole discretion deem proper with respect to, the Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 15, 2001) tendered hereby that have been accepted for payment by the Purchaser. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares or other securities, the Purchaser must be able to exercise full voting, consent and other rights with respect to the same, including voting at any meeting of the Company's stockholders.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price for all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price for all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price for all Shares purchased and/ or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

     The Purchase price for properly tendered Shares which have been accepted by the Purchaser will be paid in U.S. dollars. The Depositary has agreed to provide foreign exchange services to convert such U.S. dollars into U.K. pounds sterling to tendering stockholders who so elect. The Depositary will aggregate the U.S. dollars to be paid to all stockholders whose Shares have been accepted by the Purchaser and who have elected such foreign exchange services. The Depositary will, promptly after the Offer is closed, convert such U.S. dollars into U.K. pounds sterling and distribute to such stockholders their pro rata share of the net U.K. pounds sterling proceeds received by the Depositary upon such conversion, after deducting all costs and expenses of the Depositary.

[ ]CONVERT THE PURCHASE PRICE FROM U.S. DOLLARS TO U.K. POUNDS STERLING (FEES
   AND EXPENSES TO BE PAID BY TENDERING STOCKHOLDERS).

     Stockholders whose Shares are accepted by Purchaser and who elect to have the purchase price converted to U.K. pounds sterling as described above may elect to have the purchase price to be received by them credited to their CREST account.
[ ]CREDIT THE PURCHASE PRICE TO THE CREST ACCOUNT LISTED BELOW.



Name:
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CREST Account:
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     Stockholders whose Shares are accepted by the Purchaser may elect to have the purchase price to be received by them (or the U.K. pounds sterling proceeds to be received pursuant to the above election) credited to their U.K. bank account. Stockholders are advised, if electing to have the purchase price paid into their U.K. bank account to consult with their bank regarding both such bank's ability to accept funds in U.S. dollars and any applicable charges or fees which may be incurred by electing payment to a U.K. bank account.

[ ]TRANSFER THE PURCHASE PRICE (OR U.K. POUNDS STERLING PROCEEDS) TO THE U.K.
   BANK ACCOUNT LISTED BELOW.

Name (exactly as it appears on the account):
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Bank Name and Branch:
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Sort Code:
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Account Number:
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[ ]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.


NUMBER AND CLASS OF SHARES REPRESENTED BY THE LOST OR DESTROYED

CERTIFICATES:

   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

            SPECIAL PAYMENT INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.




   Issue  [ ] Check  [ ] Certificate(s) to:


   Name_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                    (PLEASE PRINT)

   Address _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
               (INCLUDE ZIP CODE)

   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
   (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY
   NUMBER)




   [ ] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

   Account number_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

             SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.


   Mail  [ ] Check  [ ] Certificate(s) to:

   Name _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                    (PLEASE PRINT)

  Address _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                (INCLUDE ZIP CODE)

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
  (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                                   SIGN HERE
   (ALSO COMPLETE SUBSTITUTE FORM W-9 OR, FORM W-8BEN, IF APPLICABLE, BELOW)

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                        (SIGNATURE(S) OF STOCKHOLDER(S))



Dated: ------------------------ 2001

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
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--------------------------------------------------------------------------------
                            (PLEASE PRINT)



Capacity (full title)
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Address:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


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                                      (INCLUDE ZIP CODE)



Daytime Area Code and Telephone Number ----------------------------------------


Employer Identification or Social Security Number ------------------------------



                                                                         (SEE
                              SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)



   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
                                     BELOW.

Authorized Signature
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Name
--------------------------------------------------------------------------------

                   (PLEASE PRINT)


Title
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Name of Firm
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Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     (INCLUDE ZIP CODE)



Daytime Area Code and Telephone Number ----------------------------------------


Dated: ------------------------ 2001

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facilities' system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business.

     "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Tender Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

     9. BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct. If a stockholder does not provide such stockholder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 30.5%.

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30.5% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status, below in this Letter of Transmittal, in order to avoid backup withholding. Stockholders should consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" and "Instructions for Form W-8BEN" for more instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to MacKenzie Partners (the "Information Agent") at its address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and Instructions for Form W-8BEN may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen, or call the Information Agent at the numbers listed in this Letter of Transmittal. The stockholder will then be instructed by the Information Agent as to the steps that must be taken in order to replace the certificate. This

Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

--------------------------------------------------------------------------------

SUBSTITUTE                                                                            Social Security Number
FORM W-9                      PART I -- TAXPAYER IDENTIFICATION NUMBER -- FOR ---------------------------------------
                              ALL ACCOUNTS, ENTER TAXPAYER IDENTIFICATION        or Employer Identification Number
DEPARTMENT OF THE             NUMBER AT BOX AT RIGHT AND CERTIFY BY SIGNING       -------------------------------
TREASURY                      AND DATING BELOW. Note: If the account is in
INTERNAL REVENUE SERVICE      more than one name, see the chart in the
                              enclosed guidelines to determine which number
PAYER'S REQUEST FOR TAXPAYER  to give the payer.
IDENTIFICATION NUMBER (TIN)
                             ----------------------------------------------------------------------------------------
                              PART II -- Check the box if you are exempt from back up withholding (see enclosed guidelines):
                             ----------------------------------------------------------------------------------------
                              PART III -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                              (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me). (see instructions in the enclosed guidelines)
                             ----------------------------------------------------------------------------------------

                              SIGNATURE -----------------------------------------   DATE:--------------------------
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR SOON WILL APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 30.5% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

   Signature                                            Date
   ---------------------------------------------------      -----------------

   Name (Please Print)
   --------------------------------------------------------------------------

   Address (Please Print)
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

Form W-8BEN                      CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                         FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)                                                                          OMB NO. 1545-1621
                            c SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. c SEE
Department of the Treasury                     SEPARATE INSTRUCTIONS.
Internal Revenue Service     c GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
                                                  SEND TO THE IRS.
--------------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident
  alien individual..........................................                 W-9
- A person claiming an exemption from U.S. withholding on
  income effectively connected with the conduct of a trade
  or business in the United States..........................              W-8ECI
- A foreign partnership, a foreign simple trust, or a
  foreign grantor trust (see instructions for exceptions)...    W-8ECI or W-8IMY
- A foreign government, international organization, foreign
  central bank of issue, foreign tax-exempt organization,
  foreign private foundation, or government of a U.S.
  possession that received effectively connected income or
  that is claiming the applicability of section(s) 115(2),
  501(c), 892, 895, or 1443(b) (see instructions)...........    W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are
claiming treaty benefits or are providing the form only to
claim they are a foreign person exempt from backup
withholding.
- A person acting as an intermediary........................              W-8IMY
NOTE: See instructions for additional exceptions.

-----------------------------------------------------------------------------------------------------------------
  PART I    IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
-----------------------------------------------------------------------------------------------------------------
1  Name of individual or organization that is the beneficial owner                         2  Country of
                                                                                              incorporation or
                                                                                              organization
-----------------------------------------------------------------------------------------------------------------
3  Type of beneficial owner:      [ ] Individual                 [ ] Corporation           [ ] Disregarded entity
   [ ] Grantor trust              [ ] Complex trust              [ ] Estate                [ ] Government
   [ ] Central bank of issue      [ ] Tax-exempt organization    [ ] Private foundation
-----------------------------------------------------------------------------------------------------------------
4  Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
   ADDRESS.

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.
-----------------------------------------------------------------------------------------------------------------
5  Mailing address (if different from above)

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.
-----------------------------------------------------------------------------------------------------------------
6  U.S. taxpayer identification number, if required (see instructions)                     7  Foreign tax
                                                                                           identifying number, if
                                                                                           any (optional)
                                  [ ] SSN or ITIN                [ ] EIN
-----------------------------------------------------------------------------------------------------------------
8  Reference number(s) (see instructions)

-----------------------------------------------------------------------------------------------------------------
  PART II   CLAIM OF TAX TREATY BENEFITS (if applicable)
-----------------------------------------------------------------------------------------------------------------

9  I CERTIFY THAT (CHECK ALL THAT APPLY):

 A  [ ] The beneficial owner is a resident of ........ within the meaning of the income tax treaty between the United States and that country.

 B  [ ] If required, the U.S. taxpayer identification number is stated on line 6
        (see instructions).

 C [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

 D [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

 E [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a ....% rate of withholding on (specify type of income): ...........................................................

   Explain the reasons the beneficial owner meets the terms of the treaty article: ......................................................................
 ................................................................................
--------------------------------------------------------------------------------
 PART III   NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11 [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
--------------------------------------------------------------------------------
 PART IV   CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

- The beneficial owner is not a U.S. person,

- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.


SIGN HERE  c         ......................................................................... ..................  ...............
                     Signature of beneficial owner (or individual authorized to    Date (MM-DD-YYYY)  Capacity in which acting
                     sign for beneficial owner)

--------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                Form W-8BEN (Rev. 12-2000)

                    The Information Agent for our offer is:

                                [MACKENZIE LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                          Proxy@mackenziepartners.com
                         (212) 929-5500 (call collect)
                                       or
                TOLL-FREE (800) 322-2885 (FROM WITHIN THE U.S.)
               TOLL-FREE 00 800 3222 8851 (FROM OUTSIDE THE U.S.)